UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Monro, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
MONRO, INC. 2025 Annual Meeting Vote by August 11, 2025 11:59 PM ET. For shares held in a Plan, vote by August 7, 2025 11:59 PM ET.

MONRO, INC. ATTN: BRIAN D’AMBROSIA 295 WOODCLIFF DRIVE, SUITE 202 FAIRPORT, NY 14450

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You invested in MONRO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 12, 2025.

Get informed before you vote

View the Notice, Proxy Statement and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Elect eight directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2026 annual meeting of shareholders;

Nominees:

	01) John L. Auerbach	05) Robert E. Mellor	For
	02) Lindsay N. Hyde	06) Thomas B. Okray
	03) Leah C. Johnson	07) Peter J. Solomon

	04) Stephen C. McCluski	08) Hope B. Woodhouse

2.	Approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan to increase the number of shares available for issuance;		For

3.	Approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers;		For

4.	Ratify the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 28, 2026; and		For

5.	Consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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